Exhibit 99.1

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2017 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2017	Apr. 30, 2017	Jul. 31, 2017	Oct. 31, 2017	Oct. 31, 2017	Jan. 31, 2017	Apr. 30, 2017	Jul. 31, 2017	Oct. 31, 2017	Oct. 31, 2017	Jan. 31, 2017	Apr. 30, 2017	Jul. 31, 2017	Oct. 31, 2017	Oct. 31, 2017
Net revenue: (a)
Hybrid IT	$5,587	$5,462	$5,911	$5,979	$22,939	$5,755	$5,637	$6,080	$6,155	$23,627	$(168)	$(175)	$(169)	$(176)	$(688)
Intelligent Edge	608	635	748	731	2,722	570	606	711	697	2,584	38	29	37	34	138
Financial Services	823	872	897	1,010	3,602	823	872	897	1,010	3,602	—	—	—	—	—
Corporate Investments	130	146	132	145	553	—	—	—	3	3	130	146	132	142	550
Total Segments	7,148	7,115	7,688	7,865	29,816	7,148	7,115	7,688	7,865	29,816	—	—	—	—	—
Elimination of intersegment net revenue and other	(246)	(307)	(187)	(205)	(945)	(246)	(307)	(187)	(205)	(945)	—	—	—	—	—
Total HPE consolidated net revenue	$6,902	$6,808	$7,501	$7,660	$28,871	$6,902	$6,808	$7,501	$7,660	$28,871	$—	$—	$—	$—	$—
Earnings before taxes: (a) (b)
Hybrid IT	$713	$437	$459	$574	$2,183	$733	$457	$482	$602	$2,274	$(20)	$(20)	$(23)	$(28)	$(91)
Intelligent Edge	25	53	115	98	291	16	46	104	87	253	9	7	11	11	38
Financial Services	77	76	70	78	301	76	77	69	77	299	1	(1)	1	1	2
Corporate Investments	(31)	(25)	(21)	(14)	(91)	(33)	(28)	(24)	(21)	(106)	2	3	3	7	15
Total segment earnings from operations(b)	784	541	623	736	2,684	792	552	631	745	2,720	(8)	(11)	(8)	(9)	(36)
Unallocated corporate costs and eliminations(b)	(97)	(122)	(89)	(99)	(407)	(96)	(124)	(88)	(100)	(408)	(1)	2	(1)	1	1
Unallocated stock-based compensation expense	(43)	(24)	(23)	(20)	(110)	(43)	(24)	(23)	(20)	(110)	—	—	—	—	—
Amortization of intangible assets	(66)	(72)	(97)	(86)	(321)	(66)	(72)	(97)	(86)	(321)	—	—	—	—	—
Restructuring charges(b)	(76)	(62)	(144)	(106)	(388)	(83)	(69)	(152)	(113)	(417)	7	7	8	7	29
Transformation costs	—	—	(31)	(328)	(359)	—	—	(31)	(328)	(359)	—	—	—	—	—
Disaster charges	—	—	—	(93)	(93)	—	—	—	(93)	(93)	—	—	—	—	—
Acquisition and other related charges	(44)	(50)	(56)	(53)	(203)	(44)	(50)	(56)	(53)	(203)	—	—	—	—	—
Separation costs	(11)	(30)	(5)	(202)	(248)	(11)	(30)	(5)	(202)	(248)	—	—	—	—	—
Defined benefit plan remeasurement (benefit) cost(b)	(9)	(2)	8	12	9	4	12	22	26	64	(13)	(14)	(14)	(14)	(55)
Interest and other, net	(78)	(86)	(87)	(76)	(327)	(78)	(86)	(87)	(76)	(327)	—	—	—	—	—
Tax indemnification adjustments	(18)	7	10	(2)	(3)	(18)	7	10	(2)	(3)	—	—	—	—	—
Non-service net periodic benefit credit(b)	15	16	15	15	61	—	—	—	—	—	15	16	15	15	61
(Loss) earnings from equity interests	(22)	(3)	1	1	(23)	(22)	(3)	1	1	(23)	—	—	—	—	—
Total HPE consolidated earnings before taxes (b)	$335	$113	$125	$(301)	$272	$335	$113	$125	$(301)	$272	$—	$—	$—	$—	$—

(a) Effective at the beginning of the first quarter of fiscal 2019, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes primarily include: (i) the transfer of the data center networking ("DC Networking") business, which was previously reported within the Hybrid IT Product business unit in the Hybrid IT segment, to the HPE Aruba Product and HPE Aruba Services business units within the Intelligent Edge segment; (ii) the transfer of the edge compute business, which was previously reported within the HPE Aruba Product business unit in the Intelligent Edge segment, to the Hybrid IT Product business unit within the Hybrid IT segment; and (iii) the transfer of the Communications and Media Solutions ("CMS") business, which was previously reported within the HPE Pointnext business unit in the Hybrid IT segment, to the Corporate Investments segment.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which primarily resulted in the transfer of net revenue and operating profit for each of the businesses as described above.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.
(b) Effective at the beginning of the first quarter of fiscal 2019, in connection with the adoption of the accounting standards update for retirement benefits (Topic 715), the Company reclassified its non-service net periodic benefit credit from operating expense to other income and expense in its Consolidated Statements of Earnings. The Company reflected these changes retrospectively, by transferring the non-service net periodic benefit credit, a portion of which was previously allocated to the segments, and the remainder of which was reported within Unallocated corporate costs and eliminations, Restructuring charges and Defined benefit plan remeasurement (benefit) cost, to Non-service net periodic benefit credit as other income and expense.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated GAAP net earnings or GAAP net earnings per share.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2017 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2017	Apr. 30, 2017	Jul. 31, 2017	Oct. 31, 2017	Oct. 31, 2017	Jan. 31, 2017	Apr. 30, 2017	Jul. 31, 2017	Oct. 31, 2017	Oct. 31, 2017	Jan. 31, 2017		Apr. 30, 2017		Jul. 31, 2017		Oct. 31, 2017		Oct. 31, 2017
Segment operating margin:(a)(b)
Hybrid IT	12.8%	8.0%	7.8%	9.6%	9.5%	12.7%	8.1%	7.9%	9.8%	9.6%	0.1	pts	(0.1	pts)	(0.1	pts)	(0.2	pts)	(0.1	pts)
Intelligent Edge	4.1%	8.3%	15.4%	13.4%	10.7%	2.8%	7.6%	14.6%	12.5%	9.8%	1.3	pts	0.7	pts	0.8	pts	0.9	pts	0.9	pts
Financial Services	9.4%	8.7%	7.8%	7.7%	8.4%	9.2%	8.8%	7.7%	7.6%	8.3%	0.2	pts	(0.1	)pts	0.1	pts	0.1	pts	0.1	pts
Corporate Investments(c)	(23.8)%	(17.1)%	(15.9)%	(9.7)%	(16.5)%	NM	NM	NM	NM	NM	NM		NM		NM		NM		NM
Total segment earnings from operations	11.0%	7.6%	8.1%	9.4%	9.0%	11.1%	7.8%	8.2%	9.5%	9.1%	(0.1	pts)	(0.2	pts)	(0.1	pts)	(0.1	pts)	(0.1	pts)

(a) Effective at the beginning of the first quarter of fiscal 2019, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes primarily include: (i) the transfer of the data center networking ("DC Networking") business, which was previously reported within the Hybrid IT Product business unit in the Hybrid IT segment, to the HPE Aruba Product and HPE Aruba Services business units within the Intelligent Edge segment; (ii) the transfer of the edge compute business, which was previously reported within the HPE Aruba Product business unit in the Intelligent Edge segment, to the Hybrid IT Product business unit within the Hybrid IT segment; and (iii) the transfer of the Communications and Media Solutions ("CMS") business, which was previously reported within the HPE Pointnext business unit in the Hybrid IT segment, to the Corporate Investments segment.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which primarily resulted in the transfer of net revenue and operating profit for each of the businesses as described above.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.
(b) Effective at the beginning of the first quarter of fiscal 2019, in connection with the adoption of the accounting standards update for retirement benefits (Topic 715), the Company reclassified its non-service net periodic benefit credit from operating expense to other income and expense in its Consolidated Statements of Earnings. The Company reflected these changes retrospectively, by transferring the non-service net periodic benefit credit, a portion of which was previously allocated to the segments, and the remainder of which was reported within Unallocated corporate costs and eliminations, Restructuring charges and Defined benefit plan remeasurement (benefit) cost, to Non-service net periodic benefit credit as other income and expense.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated GAAP net earnings or GAAP net earnings per share.
(c) “NM” represents not meaningful.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2017 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2017	Apr. 30, 2017	Jul. 31, 2017	Oct. 31, 2017	Oct. 31, 2017	Jan. 31, 2017	Apr. 30, 2017	Jul. 31, 2017	Oct. 31, 2017	Oct. 31, 2017	Jan. 31, 2017	Apr. 30, 2017	Jul. 31, 2017	Oct. 31, 2017	Oct. 31, 2017
Net revenue: (a)
Hybrid IT
Hybrid IT Product
Compute	$3,154	$3,049	$3,366	$3,344	$12,913	$3,143	$3,033	$3,340	$3,321	$12,837	$11	$16	$26	$23	$76
Storage	764	734	877	905	3,280	764	734	877	905	3,280	—	—	—	—	—
DC Networking	—	—	—	—	—	49	45	63	57	214	(49)	(45)	(63)	(57)	(214)
Total Hybrid IT Product	3,918	3,783	4,243	4,249	16,193	3,956	3,812	4,280	4,283	16,331	(38)	(29)	(37)	(34)	(138)
HPE Pointnext	1,669	1,679	1,668	1,730	6,746	1,799	1,825	1,800	1,872	7,296	(130)	(146)	(132)	(142)	(550)
Total Hybrid IT	5,587	5,462	5,911	5,979	22,939	5,755	5,637	6,080	6,155	23,627	(168)	(175)	(169)	(176)	(688)

Intelligent Edge
HPE Aruba Product	538	565	676	656	2,435	503	538	642	624	2,307	35	27	34	32	128
HPE Aruba Services	70	70	72	75	287	67	68	69	73	277	3	2	3	2	10
Total Intelligent Edge	608	635	748	731	2,722	570	606	711	697	2,584	38	29	37	34	138

Financial Services	823	872	897	1,010	3,602	823	872	897	1,010	3,602	—	—	—	—	—
Corporate Investments	130	146	132	145	553	—	—	—	3	3	130	146	132	142	550
Total segments	7,148	7,115	7,688	7,865	29,816	7,148	7,115	7,688	7,865	29,816	—	—	—	—	—
Elimination of intersegment net revenue and other	(246)	(307)	(187)	(205)	(945)	(246)	(307)	(187)	(205)	(945)	—	—	—	—	—
Total HPE consolidated net revenue	$6,902	$6,808	$7,501	$7,660	$28,871	$6,902	$6,808	$7,501	$7,660	$28,871	$—	$—	$—	$—	$—

(a) Effective at the beginning of the first quarter of fiscal 2019, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes primarily include: (i) the transfer of the data center networking ("DC Networking") business, which was previously reported within the Hybrid IT Product business unit in the Hybrid IT segment, to the HPE Aruba Product and HPE Aruba Services business units within the Intelligent Edge segment; (ii) the transfer of the edge compute business, which was previously reported within the HPE Aruba Product business unit in the Intelligent Edge segment, to the Hybrid IT Product business unit within the Hybrid IT segment; and (iii) the transfer of the Communications and Media Solutions ("CMS") business, which was previously reported within the HPE Pointnext business unit in the Hybrid IT segment, to the Corporate Investments segment.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which primarily resulted in the transfer of net revenue and operating profit for each of the businesses as described above.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, GAAP earnings from operations, GAAP net earnings or GAAP net earnings per share.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2018 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2018	Apr. 30, 2018	Jul. 31, 2018	Oct. 31, 2018	Oct. 31, 2018	Jan. 31, 2018	Apr. 30, 2018	Jul. 31, 2018	Oct. 31, 2018	Oct. 31, 2018	Jan. 31, 2018	Apr. 30, 2018	Jul. 31, 2018	Oct. 31, 2018	Oct. 31, 2018
Net revenue: (a)
Hybrid IT	$6,158	$5,893	$6,109	$6,338	$24,498	$6,331	$6,023	$6,243	$6,436	$25,033	$(173)	$(130)	$(134)	$(98)	$(535)
Intelligent Edge	656	706	785	773	2,920	620	710	785	814	2,929	36	(4)	—	(41)	(9)
Financial Services	888	916	928	939	3,671	888	916	928	939	3,671	—	—	—	—	—
Corporate Investments	136	134	134	139	543	(1)	—	—	—	(1)	137	134	134	139	544
Total segments	7,838	7,649	7,956	8,189	31,632	7,838	7,649	7,956	8,189	31,632	—	—	—	—	—
Elimination of intersegment net revenue and other	(164)	(181)	(192)	(243)	(780)	(164)	(181)	(192)	(243)	(780)	—	—	—	—	—
Total HPE consolidated net revenue	$7,674	$7,468	$7,764	$7,946	$30,852	$7,674	$7,468	$7,764	$7,946	$30,852	$—	$—	$—	$—	$—
Earnings before taxes: (a) (b)
Hybrid IT	$572	$591	$624	$716	$2,503	$608	$621	$661	$764	$2,654	$(36)	$(30)	$(37)	$(48)	$(151)
Intelligent Edge	34	56	101	86	277	18	46	91	82	237	16	10	10	4	40
Financial Services	71	72	72	71	286	72	72	73	73	290	(1)	—	(1)	(2)	(4)
Corporate Investments	(26)	(28)	(25)	(12)	(91)	(21)	(22)	(24)	(23)	(90)	(5)	(6)	(1)	11	(1)
Total segment earnings from operations(b)	651	691	772	861	2,975	677	717	801	896	3,091	(26)	(26)	(29)	(35)	(116)
Unallocated corporate costs and eliminations(b)	(59)	(61)	(49)	(90)	(259)	(54)	(54)	(44)	(88)	(240)	(5)	(7)	(5)	(2)	(19)
Unallocated stock-based compensation expense	(30)	(20)	(14)	(9)	(73)	(30)	(20)	(14)	(9)	(73)	—	—	—	—	—
Amortization of intangible assets	(78)	(72)	(72)	(72)	(294)	(78)	(72)	(72)	(72)	(294)	—	—	—	—	—
Restructuring charges(b)	(5)	(10)	1	(5)	(19)	(3)	(9)	(2)	(5)	(19)	(2)	(1)	3	—	—
Transformation costs(b)	(245)	(120)	(126)	77	(414)	(245)	(123)	(131)	74	(425)	—	3	5	3	11
Acquisition and other related charges	(30)	(16)	(24)	(12)	(82)	(30)	(16)	(24)	(12)	(82)	—	—	—	—	—
Separation costs(b)	24	(26)	2	(9)	(9)	24	(26)	2	(12)	(12)	—	—	—	3	3
Impairment of goodwill	—	—	—	(88)	(88)	—	—	—	(88)	(88)	—	—	—	—	—
Interest and other, net	(21)	(78)	(64)	(111)	(274)	(21)	(78)	(64)	(111)	(274)	—	—	—	—	—
Tax indemnification adjustments	(919)	(425)	2	(12)	(1,354)	(919)	(425)	2	(12)	(1,354)	—	—	—	—	—
Non-service net periodic benefit credit(b)	33	31	26	31	121	—	—	—	—	—	33	31	26	31	121
Earnings (loss) from equity interests	22	(10)	11	15	38	22	(10)	11	15	38	—	—	—	—	—
Total HPE consolidated earnings before taxes (b)	$(657)	$(116)	$465	$576	$268	$(657)	$(116)	$465	$576	$268	$—	$—	$—	$—	$—

(a) Effective at the beginning of the first quarter of fiscal 2019, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes primarily include: (i) the transfer of the data center networking ("DC Networking") business, which was previously reported within the Hybrid IT Product business unit in the Hybrid IT segment, to the HPE Aruba Product and HPE Aruba Services business units within the Intelligent Edge segment; (ii) the transfer of the edge compute business, which was previously reported within the HPE Aruba Product business unit in the Intelligent Edge segment, to the Hybrid IT Product business unit within the Hybrid IT segment; and (iii) the transfer of the Communications and Media Solutions ("CMS") business, which was previously reported within the HPE Pointnext business unit in the Hybrid IT segment, to the Corporate Investments segment.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which primarily resulted in the transfer of net revenue and operating profit for each of the businesses as described above.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.
(b) Effective at the beginning of the first quarter of fiscal 2019, in connection with the adoption of the accounting standards update for retirement benefits (Topic 715), the Company reclassified its non-service net periodic benefit credit from operating expense to other income and expense in its Consolidated Statements of Earnings. The Company reflected these changes retrospectively, by transferring the non-service net periodic benefit credit, a portion of which was previously allocated to the segments, and the remainder of which was reported within Unallocated corporate costs and eliminations, Transformation costs, Restructuring charges and Separation costs, to Non-service net periodic benefit credit as other income and expense.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated GAAP net earnings or GAAP net earnings per share.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2018 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2018	Apr. 30, 2018	Jul. 31, 2018	Oct. 31, 2018	Oct. 31, 2018	Jan. 31, 2018	Apr. 30, 2018	Jul. 31, 2018	Oct. 31, 2018	Oct. 31, 2018	Jan. 31, 2018		Apr. 30, 2018		Jul. 31, 2018		Oct. 31, 2018		Oct. 31, 2018
Segment operating margin:(a) (b)
Hybrid IT	9.3%	10.0%	10.2%	11.3%	10.2%	9.6%	10.3%	10.6%	11.9%	10.6%	(0.3	pts)	(0.3	pts)	(0.4	pts)	(0.6	pts)	(0.4	pts)
Intelligent Edge	5.2%	7.9%	12.9%	11.1%	9.5%	2.9%	6.5%	11.6%	10.1%	8.1%	2.3	pts	1.4	pts	1.3	pts	1	pts	1.4	pts
Financial Services	8.0%	7.9%	7.8%	7.6%	7.8%	8.1%	7.9%	7.9%	7.8%	7.9%	(0.1	pts)	—		(0.1	)pts	(0.2	)pts	(0.1	)pts
Corporate Investments(c)	(19.1)%	(20.9)%	(18.7)%	(8.6)%	(16.8)%	NM	NM	NM	NM	NM	NM		NM		NM		NM		NM
Total segment earnings from operations	8.3%	9.0%	9.7%	10.5%	9.4%	8.6%	9.4%	10.1%	10.9%	9.8%	(0.3	pts)	(0.4	pts)	(0.4	pts)	(0.4	pts)	(0.4	pts)

(a) Effective at the beginning of the first quarter of fiscal 2019, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes primarily include: (i) the transfer of the data center networking ("DC Networking") business, which was previously reported within the Hybrid IT Product business unit in the Hybrid IT segment, to the HPE Aruba Product and HPE Aruba Services business units within the Intelligent Edge segment; (ii) the transfer of the edge compute business, which was previously reported within the HPE Aruba Product business unit in the Intelligent Edge segment, to the Hybrid IT Product business unit within the Hybrid IT segment; and (iii) the transfer of the Communications and Media Solutions ("CMS") business, which was previously reported within the HPE Pointnext business unit in the Hybrid IT segment, to the Corporate Investments segment.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which primarily resulted in the transfer of net revenue and operating profit for each of the businesses as described above.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.
(b) Effective at the beginning of the first quarter of fiscal 2019, in connection with the adoption of the accounting standards update for retirement benefits (Topic 715), the Company reclassified its non-service net periodic benefit credit from operating expense to other income and expense in its Consolidated Statements of Earnings. The Company reflected these changes retrospectively, by transferring the non-service net periodic benefit credit, a portion of which was previously allocated to the segments, and the remainder of which was reported within Unallocated corporate costs and eliminations, Transformation costs, Restructuring charges and Separation costs, to Non-service net periodic benefit credit as other income and expense.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated GAAP net earnings or GAAP net earnings per share.
(c) “NM” represents not meaningful.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2018 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2018	Apr. 30, 2018	Jul. 31, 2018	Oct. 31, 2018	Oct. 31, 2018	Jan. 31, 2018	Apr. 30, 2018	Jul. 31, 2018	Oct. 31, 2018	Oct. 31, 2018	Jan. 31, 2018	Apr. 30, 2018	Jul. 31, 2018	Oct. 31, 2018	Oct. 31, 2018
Net revenue: (a)
Hybrid IT
Hybrid IT Product
Compute	$3,518	$3,263	$3,569	$3,707	$14,057	$3,492	$3,213	$3,510	$3,608	$13,823	$26	$50	$59	$99	$234
Storage	948	912	887	959	3,706	948	912	887	959	3,706	—	—	—	—	—
DC Networking	—	—	—	—	—	62	46	59	58	225	(62)	(46)	(59)	(58)	(225)
Total Hybrid IT Product	4,466	4,175	4,456	4,666	17,763	4,502	4,171	4,456	4,625	17,754	(36)	4	—	41	9
HPE Pointnext	1,692	1,718	1,653	1,672	6,735	1,829	1,852	1,787	1,811	7,279	(137)	(134)	(134)	(139)	(544)
Total Hybrid IT	6,158	5,893	6,109	6,338	24,498	6,331	6,023	6,243	6,436	25,033	(173)	(130)	(134)	(98)	(535)

Intelligent Edge
HPE Aruba Product	582	629	703	685	2,599	549	635	706	729	2,619	33	(6)	(3)	(44)	(20)
HPE Aruba Services	74	77	82	88	321	71	75	79	85	310	3	2	3	3	11
Total Intelligent Edge	656	706	785	773	2,920	620	710	785	814	2,929	36	(4)	—	(41)	(9)

Financial Services	888	916	928	939	3,671	888	916	928	939	3,671	—	—	—	—	—
Corporate Investments	136	134	134	139	543	(1)	—	—	—	(1)	137	134	134	139	544
Total segments	7,838	7,649	7,956	8,189	31,632	7,838	7,649	7,956	8,189	31,632	—	—	—	—	—
Elimination of intersegment net revenue and other	(164)	(181)	(192)	(243)	(780)	(164)	(181)	(192)	(243)	(780)	—	—	—	—	—
Total HPE consolidated net revenue	$7,674	$7,468	$7,764	$7,946	$30,852	$7,674	$7,468	$7,764	$7,946	$30,852	$—	$—	$—	$—	$—

(a) Effective at the beginning of the first quarter of fiscal 2019, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes primarily include: (i) the transfer of the data center networking ("DC Networking") business, which was previously reported within the Hybrid IT Product business unit in the Hybrid IT segment, to the HPE Aruba Product and HPE Aruba Services business units within the Intelligent Edge segment; (ii) the transfer of the edge compute business, which was previously reported within the HPE Aruba Product business unit in the Intelligent Edge segment, to the Hybrid IT Product business unit within the Hybrid IT segment; and (iii) the transfer of the Communications and Media Solutions ("CMS") business, which was previously reported within the HPE Pointnext business unit in the Hybrid IT segment, to the Corporate Investments segment.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which primarily resulted in the transfer of net revenue and operating profit for each of the businesses as described above.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, GAAP earnings from operations, GAAP net earnings or GAAP net earnings per share.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
ADJUSTMENTS TO GAAP NET EARNINGS, EARNINGS FROM OPERATIONS,
OPERATING MARGIN AND DILUTED NET EARNINGS PER SHARE
(Unaudited)
(In millions, except percentages and per share amounts)

	Three months ended January 31, 2017	Diluted net earnings per share	Three months ended April 30, 2017	Diluted net earnings per share	Three months ended July 31, 2017	Diluted net earnings per share	Three months ended October 31, 2017	Diluted net earnings per share
GAAP net earnings from continuing operations	$251	$0.15	$(478)	$(0.29)	$285	$0.17	$378	$0.23

Non-GAAP adjustments:
Amortization of intangible assets	66	0.04	72	0.04	97	0.06	86	0.05
Restructuring charges(a)	76	0.04	62	0.04	144	0.09	106	0.06
Transformation costs	—	—	—	—	31	0.02	328	0.20
Disaster Charges	—	—	—	—	—	—	93	0.06
Acquisition and other related charges	44	0.03	50	0.03	56	0.03	53	0.03
Separation costs	11	0.01	30	0.02	5	—	202	0.12
Defined benefit plan remeasurement benefit (cost)(a)	9	0.01	2	—	(8)	—	(12)	(0.01)
Tax indemnification adjustments	18	0.01	(7)	—	(10)	(0.01)	2	—
Non-service net periodic benefit credit(a)	(15)	(0.01)	(16)	(0.01)	(15)	(0.01)	(15)	(0.01)
Loss from equity interests	35	0.02	38	0.02	39	0.02	43	0.03
Adjustments for taxes(a)	(29)	(0.03)	527	0.32	(256)	(0.15)	(798)	(0.48)
Non-GAAP net earnings from continuing operations(a)	$466	$0.27	$280	$0.17	$368	$0.22	$466	$0.28

GAAP earnings from continuing operations	$438		$179		$186		$(239)

Non-GAAP adjustments related to continuing operations:
Amortization of intangible assets	66		72		97		86
Restructuring charges(a)	76		62		144		106
Transformation costs	—		—		31		328
Disaster Charges	—		—		—		93
Acquisition and other related charges	44		50		56		53
Separation costs	11		30		5		202
Defined benefit plan remeasurement benefit (cost)(a)	9		2		(8)		(12)
Non-GAAP earnings from continuing operations(a)	$644		$395		$511		$617

GAAP operating margin from continuing operations	6%		3%		2%		(3)%
Non-GAAP adjustments from continuing operations	3%		3%		5%		11%
Non-GAAP operating margin from continuing operations	9%		6%		7%		8%

GAAP net loss from discontinued operations	$16	$0.01	$(134)	$(0.08)	$(120)	$(0.07)	$146	$0.09

Non-GAAP adjustments related to discontinued operations:
Amortization of intangible assets	35	0.02	36	0.02	35	0.02	10	0.01
Restructuring charges	94	0.06	146	0.09	13	0.01	(2)	—
Acquisition and other related charges	—	—	1	—	—	—	—	—
Separation costs	265	0.16	448	0.27	254	0.15	70	0.04
Defined benefit plan settlement charges and remeasurement (benefit)	(2)	—	(4)	—	(2)	—	(1)	—
Interest expense on Seattle debt	—	—	—	—	11	0.01	8	—

Tax indemnification adjustments	—	—	—	—	—	—	15	0.01
Adjustments for taxes	(109)	(0.07)	(193)	(0.13)	(69)	(0.05)	(216)	(0.13)
Non-GAAP net earnings from discontinued operations	$299	$0.18	$300	$0.17	$122	$0.07	$30	$0.02

Total GAAP net earnings	$267	$0.16	$(612)	$(0.37)	$165	$0.10	$524	$0.32
Total Non-GAAP net earnings	$765	$0.45	$580	$0.34	$490	$0.29	$496	$0.30

(a) Effective at the beginning of the first quarter of fiscal 2019, in connection with the adoption of the accounting standards update for retirement benefits (Topic 715), the Company reclassified its non-service net periodic benefit credit from operating expense to other income and expense in its Consolidated Statements of Earnings. The Company reflected these changes retrospectively, by transferring the non-service net periodic benefit credit, a portion of which was previously allocated to the segments, and the remainder of which was reported within Unallocated corporate costs and eliminations, Restructuring charges and Defined benefit plan remeasurement benefit (cost), to Non-service net periodic benefit credit as other income and expense.
While these changes had no impact on Hewlett Packard Enterprise's previously reported GAAP consolidated net earnings or GAAP net earnings per share, however, the company reflected the change resulting from the reclassification of its non-service net periodic benefit credit by restating its non-GAAP consolidated net earnings and non-GAAP net earnings per share.
Non-service net periodic benefit credit includes certain market-related factors such as (i) interest cost, (ii) expected return on plan assets, (iii) amortization of prior plan amendments, (iv) amortized actuarial gains or losses, (v) the impacts of any plan settlements/curtailments and (vi) impacts from other market-related factors associated with Hewlett Packard Enterprise's defined benefit pension and post-retirement benefit plans. These market-driven retirement-related adjustments are primarily due to the change in pension plan assets and liabilities which are tied to financial market performance. The Company excludes these adjustments from its total non-GAAP net earnings and non-GAAP net earnings per share, and considers them to be outside the operational performance of the business.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
ADJUSTMENTS TO GAAP NET EARNINGS, EARNINGS FROM OPERATIONS,
OPERATING MARGIN AND DILUTED NET EARNINGS PER SHARE
(Unaudited)
(In millions, except percentages and per share amounts)

	Three months ended January 31, 2018	Diluted net earnings per share	Three months ended April 30, 2018	Diluted net earnings per share	Three months ended July 31, 2018	Diluted net earnings per share	Three months ended October 31, 2018	Diluted net earnings per share
GAAP net earnings from continuing operations	$1,482	$0.92	$850	$0.54	$452	$0.29	$(772)	$(0.53)

Non-GAAP adjustments:
Amortization of intangible assets	78	0.05	72	0.05	72	0.05	72	0.05
Impairment of goodwill	—	—	—	—	—	—	88	0.06
Restructuring charges(a)	5	—	10	0.01	(1)	—	5	—
Transformation costs(a)	245	0.15	120	0.08	126	0.08	(57)	(0.04)
Acquisition and other related charges	30	0.02	16	0.01	24	0.02	12	0.01
Separation costs(a)	(24)	(0.01)	26	0.02	(2)	—	9	0.01
Tax indemnification adjustments	919	0.57	425	0.27	(2)	—	12	0.01
Non-service net periodic benefit credit(a)	(33)	(0.02)	(31)	(0.02)	(26)	(0.02)	(31)	(0.02)
Loss from equity interests	37	0.02	38	0.02	38	0.02	38	0.03
Adjustments for taxes(a)	(2,219)	(1.38)	(1,020)	(0.66)	(42)	(0.02)	1,257	0.85
Non-GAAP net earnings from continuing operations(a)	$520	$0.32	$506	$0.32	$639	$0.42	$633	$0.43

GAAP earnings from continuing operations	$228		$366		$490		$653

Non-GAAP adjustments related to continuing operations:
Amortization of intangible assets	78		72		72		72
Impairment of goodwill	—		—		—		88
Restructuring charges(a)	5		10		(1)		5
Transformation costs(a)	245		120		126		(77)
Acquisition and other related charges	30		16		24		12
Separation costs(a)	(24)		26		(2)		9
Non-GAAP earnings from continuing operations(a)	$562		$610		$709		$762

GAAP operating margin from continuing operations	3%		5%		6%		8%
Non-GAAP adjustments from continuing operations	4%		3%		3%		2%
Non-GAAP operating margin from continuing operations	7%		8%		9%		10%

GAAP net loss from discontinued operations	$(46)	$(0.03)	$(72)	$(0.05)	$(1)	$—	$15	$0.01

Non-GAAP adjustments related to discontinued operations:
Separation costs	51	0.03	—	—	—	—	—	—
Tax indemnification adjustments	(4)	—	72	0.05	—	—	(11)	(0.01)
Adjustments for taxes	(1)	—	—	—	1	—	(4)	—
Non-GAAP net earnings from discontinued operations	$—	$—	$—	$—	$—	$—	$—	$—

Total GAAP net earnings	$1,436	$0.89	$778	$0.49	$451	$0.29	$(757)	$(0.52)
Total Non-GAAP net earnings	$520	$0.32	$506	$0.32	$639	$0.42	$633	$0.43

(a) Effective at the beginning of the first quarter of fiscal 2019, in connection with the adoption of the accounting standards update for retirement benefits (Topic 715), the Company reclassified its non-service net periodic benefit credit from operating expense to other income and expense in its Consolidated Statements of Earnings. The Company reflected these changes retrospectively, by transferring the non-service net periodic benefit credit, a portion of which was previously allocated to the segments, and the remainder of which was reported within Unallocated corporate costs and eliminations, Transformation costs, Restructuring charges and Separation costs, to Non-service net periodic benefit credit as other income and expense.
While these changes had no impact on Hewlett Packard Enterprise's previously reported GAAP consolidated net earnings or GAAP net earnings per share, however, the company reflected the change resulting from the reclassification of its non-service net periodic benefit credit by restating its non-GAAP consolidated net earnings and non-GAAP net earnings per share.
Non-service net periodic benefit credit includes certain market-related factors such as (i) interest cost, (ii) expected return on plan assets, (iii) amortization of prior plan amendments, (iv) amortized actuarial gains or losses, (v) the impacts of any plan settlements/curtailments and (vi) impacts from other market-related factors associated with Hewlett Packard Enterprise's defined benefit pension and post-retirement benefit plans. These market-driven retirement-related adjustments are primarily due to the change in pension plan assets and liabilities which are tied to financial market performance. The Company excludes these adjustments from its total non-GAAP net earnings and non-GAAP net earnings per share, and considers them to be outside the operational performance of the business.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
ADJUSTMENTS TO GAAP NET EARNINGS, EARNINGS FROM OPERATIONS,
OPERATING MARGIN AND DILUTED NET EARNINGS PER SHARE
(Unaudited)
(In millions, except percentages and per share amounts)

	Twelve months ended October 31, 2018	Diluted net earnings per share	Twelve months ended October 31, 2017	Diluted net earnings per share
GAAP net earnings from continuing operations	$2,012	$1.30	$436	$0.26

Non-GAAP adjustments:
Amortization of intangible assets	294	0.19	321	0.19
Impairment of goodwill	88	0.06	—	—
Restructuring charges(a)	19	0.01	388	0.23
Transformation costs(a)	434	0.28	359	0.21
Disaster Charges	—	—	93	0.06
Acquisition and other related charges	82	0.05	203	0.12
Separation costs(a)	9	0.01	248	0.15
Defined benefit plan remeasurement (benefit)(a)	—	—	(9)	(0.01)
Tax indemnification adjustments	1,354	0.87	3	—
Non-service net periodic benefit credit(a)	(121)	(0.08)	(61)	(0.04)
Loss from equity interests	151	0.10	155	0.09
Adjustments for taxes(a)	(2,024)	(1.31)	(556)	(0.32)
Non-GAAP net earnings from continuing operations(a)	$2,298	$1.48	$1,580	$0.94

GAAP earnings from continuing operations	$1,737		$564

Non-GAAP adjustments related to continuing operations:
Amortization of intangible assets	294		321
Impairment of goodwill	88		—
Restructuring charges(a)	19		388
Transformation costs(a)	414		359
Disaster Charges	—		93
Acquisition and other related charges	82		203
Separation costs(a)	9		248
Defined benefit plan remeasurement (benefit)(a)	—		(9)
Non-GAAP earnings from continuing operations(a)	$2,643		$2,167

GAAP operating margin from continuing operations	6%		2%
Non-GAAP adjustments from continuing operations	3%		6%
Non-GAAP operating margin from continuing operations	9%		8%

GAAP net loss from discontinued operations	$(104)	$(0.07)	$(92)	$(0.05)

Non-GAAP adjustments related to discontinued operations:
Amortization of intangible assets	—	—	116	0.07
Restructuring charges	—	—	251	0.15
Acquisition and other related charges	—	—	1	—
Separation costs	51	0.03	1,037	0.62
Defined benefit plan settlement charges and remeasurement (benefit)	—	—	(9)	(0.01)

Interest expense on Seattle debt	—	—	19	0.01
Tax indemnification adjustments	58	0.04	15	0.01
Adjustments for taxes	(5)	—	(587)	(0.35)
Non-GAAP net earnings from discontinued operations	$—	$—	$751	$0.45

Total GAAP net earnings	$1,908	$1.23	$344	$0.21
Total Non-GAAP net earnings	$2,298	$1.48	$2,331	$1.39

(a) Effective at the beginning of the first quarter of fiscal 2019, in connection with the adoption of the accounting standards update for retirement benefits (Topic 715), the Company reclassified its non-service net periodic benefit credit from operating expense to other income and expense in its Consolidated Statements of Earnings. The Company reflected these changes retrospectively, by transferring the non-service net periodic benefit credit, a portion of which was previously allocated to the segments, and the remainder of which was reported as unallocated operating expense, to Non-service net periodic benefit credit as other income and expense.
While these changes had no impact on Hewlett Packard Enterprise's previously reported GAAP consolidated net earnings or GAAP net earnings per share, however, the company reflected the change resulting from the reclassification of its non-service net periodic benefit credit by restating its non-GAAP consolidated net earnings and non-GAAP net earnings per share.
Non-service net periodic benefit credit includes certain market-related factors such as (i) interest cost, (ii) expected return on plan assets, (iii) amortization of prior plan amendments, (iv) amortized actuarial gains or losses, (v) the impacts of any plan settlements/curtailments and (vi) impacts from other market-related factors associated with Hewlett Packard Enterprise's defined benefit pension and post-retirement benefit plans. These market-driven retirement-related adjustments are primarily due to the change in pension plan assets and liabilities which are tied to financial market performance. The Company excludes these adjustments from its total non-GAAP net earnings and non-GAAP net earnings per share, and considers them to be outside the operational performance of the business.

Use of non-GAAP financial information

To supplement Hewlett Packard Enterprise’s condensed consolidated financial statement information presented on a generally accepted accounting principles (GAAP) basis, Hewlett Packard Enterprise provides revenue on a constant currency basis as well as non-GAAP operating expense, non-GAAP operating profit, non-GAAP operating margin, non-GAAP income tax rate, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations, adjusted non-GAAP diluted net earnings per share, non-GAAP diluted net earnings per share from discontinued operations, gross cash, free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash financial measures. Hewlett Packard Enterprise also provides forecasts of non-GAAP diluted net earnings per share and free cash flow. A reconciliation of adjustments to GAAP financial measures for fiscal 2017 and fiscal 2018 is included in the tables above or elsewhere in the materials accompanying this revised financial report. In addition, an explanation of the ways in which Hewlett Packard Enterprise’s management uses these non-GAAP measures to evaluate its business, the substance behind Hewlett Packard Enterprise’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Hewlett Packard Enterprise’s management compensates for those limitations, and the substantive reasons why Hewlett Packard Enterprise’s management believes that these non-GAAP measures provide useful information to investors is included under “Use of non-GAAP financial measures” further below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for revenue, operating profit, operating margin, net earnings from continuing operations, net earnings from discontinued operations, diluted net earnings per share from continuing operations, diluted net earnings per share from discontinued operations, cash and cash equivalents, cash flow from operations, investments in property, plant and equipment, or total company debt prepared in accordance with GAAP.
Use of non-GAAP financial measures

To supplement Hewlett Packard Enterprise’s condensed consolidated financial statement information presented on a GAAP basis, Hewlett Packard Enterprise provides revenue on a constant currency basis, non-GAAP operating expenses, non-GAAP operating profit, non-GAAP operating margin, non-GAAP income tax rate, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations, adjusted non-GAAP diluted net earnings per share, non-GAAP diluted net earnings per share from discontinued operations, gross cash, free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash financial measures. Hewlett Packard Enterprise also provides forecasts of non-GAAP diluted net earnings per share and free cash flow.

These non-GAAP financial measures are not computed in accordance with, or as an alternative to, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to revenue on a constant currency basis is revenue. The GAAP measure most directly comparable to non-GAAP operating expense is total costs and expenses. The GAAP measure most directly comparable to non-GAAP operating profit is earnings from operations. The GAAP measure most directly comparable to non-GAAP operating margin is operating margin. The GAAP measure most directly comparable to non-GAAP income tax rate is income tax rate. The GAAP measure most directly comparable to non-GAAP net earnings from continuing operations is net earnings from continuing operations. The GAAP measure most directly comparable to non-GAAP net earnings from discontinued operations is net earnings from discontinued operations. The GAAP measure most directly comparable to non-GAAP diluted net earnings per share from continuing operations is diluted net earnings per share from continuing operations. The GAAP measure most directly comparable to the adjusted non-GAAP diluted net earnings per share is diluted net earnings per share. The GAAP measure most directly comparable to non-GAAP diluted net earnings per share from discontinued operations is diluted net earnings per share from discontinued operations. The GAAP measure most directly comparable to gross cash is cash and cash equivalents. The GAAP measure most directly comparable to free cash flow is cash flow from operations. The GAAP measure most directly comparable to net capital expenditures is investment in property, plant and equipment. The GAAP measure most directly comparable to net debt and operating company net debt is total company debt. The GAAP measure most directly comparable to each of net cash and operating company net cash is cash and cash equivalents. Reconciliations of each of these non-GAAP financial measures to GAAP information are included in the tables above or elsewhere in the materials accompanying this revised financial report.

Use and economic substance of non-GAAP financial measures used by Hewlett Packard Enterprise

Revenue on a constant currency basis assumes no change in the foreign exchange rate from the prior-year period. Non-GAAP operating expenses, non-GAAP operating profit, and non-GAAP operating margin are defined to exclude any charges relating to the amortization of intangible assets, impairment of goodwill, restructuring charges, charges relating to the separation transactions, transformation costs, acquisition and other related charges, disaster charges and defined benefit plan remeasurement benefit (costs). Non-GAAP net earnings from continuing operations and non-GAAP diluted net earnings per share from continuing operations consist of net earnings or diluted net earnings per share excluding those same charges, as well as an adjustment to earnings in equity interests, non-service net periodic benefit credit, tax indemnification adjustments, income tax valuation allowances and separation taxes, the impact of U.S. tax reform and excess tax benefit from stock-based compensation. Non-GAAP net earnings from discontinued operations and non-GAAP diluted net earnings per share from discontinued operations consist of net earnings from discontinued operations or diluted net earnings per share from discontinued operations excluding those same charges, as applicable to discontinued operations. In addition, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations and non-GAAP diluted net earnings per share from discontinued operations are adjusted by the amount of additional taxes or tax benefits associated with each non-GAAP item.

Hewlett Packard Enterprise’s management uses these non-GAAP financial measures for purposes of evaluating Hewlett Packard Enterprise’s historical and prospective financial performance, as well as Hewlett Packard Enterprise’s performance relative to its competitors. Hewlett Packard Enterprise’s management also uses these non-GAAP measures to further its own understanding of Hewlett Packard Enterprise’s segment operating performance. Hewlett Packard Enterprise believes that excluding the items mentioned above from these non-GAAP financial measures allows Hewlett Packard Enterprise’s management to better understand Hewlett Packard Enterprise’s consolidated financial performance in relation to the operating results of Hewlett Packard Enterprise’s segments, as Hewlett Packard Enterprise’s management does not believe that the excluded items are reflective of ongoing operating results. More specifically, Hewlett Packard Enterprise’s management excludes each of those items mentioned above for the following reasons:

•
Hewlett Packard Enterprise incurs charges relating to the amortization of intangible assets. Those charges are included in Hewlett Packard Enterprise’s GAAP earnings from operations, operating margin, net earnings and diluted net earnings per share. Such charges are significantly impacted by the timing and magnitude of Hewlett Packard Enterprise’s acquisitions and any related impairment charges. Consequently, Hewlett Packard Enterprise excludes these charges for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
In the fourth quarter of fiscal 2018, Communications and Media Services ("CMS") was identified as a separate reporting unit within Hybrid IT, which triggered an interim impairment test, resulting in an impairment of goodwill charge. Hewlett Packard Enterprise excludes these charges for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
Restructuring charges are costs associated with a formal restructuring plan and are primarily related to (i) employee termination costs and benefits (ii) costs to vacate duplicative facilities and (iii) an accelerated employee stock compensation program. Hewlett Packard Enterprise excludes these restructuring costs (and any reversals of charges recorded in prior periods) for purposes of calculating these non-GAAP measures because it believes that these historical costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of Hewlett Packard Enterprise’s current operating performance or comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
Separation costs are expenses associated with HP Inc.’s (formerly known as “Hewlett-Packard Company” or “HP Co.”) separation into two independent publicly-traded companies and the spin-off and merger transactions of the Enterprise Services business with CSC ("Everett Transaction") and the Software business with Micro Focus (“Seattle Transaction”). The charges are primarily related to third-party consulting, contractor fees and other incremental costs incurred to complete the transactions. Hewlett Packard Enterprise excludes these separation costs for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
Transformation costs represent net costs related to the HPE Next initiative and include restructuring charges, program design and execution costs, costs incurred to transform Hewlett Packard Enterprise's IT infrastructure and gains from the sale of real-estate identified as part of the initiative. For fiscal year 2018, transformation costs also include a cumulative translation adjustments resulting from country exits associated with the HPE Next Initiative. Hewlett Packard Enterprise believes that eliminating such expenses and gains for purposes of calculating these non-GAAP measures facilitates a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s past operating performance.

•
Hewlett Packard Enterprise incurs costs related to its acquisitions and divestitures, most of which are treated as non-cash or non-capitalized expenses. The charges are direct expenses such as professional fees and retention costs, as well as non-cash adjustments to the fair value of certain acquired assets such as inventory. Because non-cash or non-capitalized acquisition-related expenses are inconsistent in amount and frequency and are significantly impacted by the timing and nature of Hewlett Packard Enterprise’s acquisitions and divestitures, Hewlett Packard Enterprise believes that eliminating such expenses for purposes of calculating these non-GAAP measures facilitates a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s past operating performance.

•
Disaster charges represent costs related to the damages sustained as a result of Hurricane Harvey in Houston, Texas, which includes the deductible related to the Company's insurance program as well as an impairment of the Company's facilities. Hewlett Packard Enterprise believes that eliminating these amounts for purposes of calculating non-GAAP operating profit facilitates a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
Hewlett Packard Enterprise incurs defined benefit plan remeasurement benefit (costs) relating to its defined pension plans. The charges are associated with the remeasurement of plan assets in connection with the Everett and Seattle Transactions, resulting in a change to the net periodic pension expense. Hewlett Packard Enterprise excludes these charges for the purpose of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods

•
Adjustment to earnings from equity interests includes the amortization of the basis difference in relation to the H3C divestiture and the resulting equity method investment in H3C. Hewlett Packard Enterprise believes that eliminating this amount for purposes of calculating non-GAAP operating profit facilitates a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
Non-service net periodic benefit credit includes certain market-related factors such as (i) interest cost, (ii) expected return on plan assets, (iii) amortization of prior plan amendments, (iv) amortized actuarial gains or losses, (v) the impacts of any plan settlements/curtailments and (vi) impacts from other market-related factors associated with Hewlett Packard Enterprise's defined benefit pension and post-retirement benefit plans. These market-driven retirement-related adjustments are primarily due to the change in pension plan assets and liabilities which are tied to financial market performance. Hewlett Packard Enterprise excludes these adjustments and considers them to be outside the operational performance of the business.

•
Tax indemnification adjustments are related to changes in the indemnification positions between Hewlett Packard Enterprise and HP Inc., DXC and Micro Focus that are recorded by the Company as pre-tax income or expense and not considered tax expense. Hewlett Packard Enterprise excludes these charges and the associated tax impact for the purpose of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
Valuation allowances and separation taxes represent tax amounts in connection with the spin-off of the enterprise services business, Everett SpinCo, Inc., and the software business, Seattle SpinCo, Inc. Since these charges do not represent ongoing expenses, Hewlett Packard Enterprise excludes these charges for the purpose of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
As a result of the recently enacted U.S. tax reform, during the first quarter of fiscal 2018, Hewlett Packard Enterprise recorded an estimated tax benefit from the provisional application of the new tax rules including a lower federal tax rate to deferred tax assets and liabilities, partially offset by a provisional estimate for transition tax expense on accumulated non-U.S. undistributed earnings, and a benefit as a result of the liquidation of an insolvent non U.S. subsidiary. During subsequent quarters, the Company recorded SAB118 adjustments in connection with U.S. tax reform primarily related to transition tax. Since these adjustments represent a one-time charge and do not represent ongoing expenses, Hewlett Packard Enterprise excludes the charge for the purpose of calculating these non-GAAP measures to facilitate a more meaningful evaluation of the Company’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
During the first quarter of fiscal 2018, the Company adopted ASU 2016-09 on a prospective basis, except for the statement of cash flows for which the statement was retrospectively adopted for the prior comparative periods. This standard requires excess tax benefits or tax deficiencies associated with stock-based compensation to be recognized as a component of the provision for income taxes in the Statement of Earnings rather than additional paid-in capital in the Balance Sheet. Since the benefit or deficiency is the outcome of Hewlett Packard Enterprise’s stock price at the time an award is converted to a share of Hewlett Packard Enterprise’s stock, Hewlett Packard Enterprise excludes these benefits or deficiencies for the purpose of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

Material limitations associated with use of non-GAAP financial measures

These non-GAAP financial measures have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of Hewlett Packard Enterprise’s results as reported under GAAP. Some of the limitations in relying on these non-GAAP financial measures are:

•
Items such as amortization of intangible assets and impairment of goodwill, though not directly affecting Hewlett Packard Enterprise’s cash position, represent the loss in value of intangible assets over time. The expense associated with this loss in value is not included in non-GAAP operating expenses, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations and non-GAAP diluted net earnings per share from discontinued operations, and therefore does not reflect the full economic effect of the loss in value of those intangible assets.

•
Items such as restructuring charges, separation costs, transformation costs and disaster charges that are excluded from non-GAAP operating expenses, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations and non-GAAP diluted net earnings per share from discontinued operations can have a material impact on the equivalent GAAP earnings measure and cash flows.

•
Items such as adjustment to earnings from equity interests and non-service net periodic benefit credit that are excluded from non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations and non-GAAP diluted net earnings per share from discontinued operations can have a material impact on the equivalent GAAP earnings measure and cash flows.

•
Items such as tax indemnification adjustments, income tax valuation allowances and separation taxes, the impact of U.S. tax reform, excess tax benefits from stock-based compensation and the related tax impacts from other non-GAAP measures that are excluded from the non-GAAP tax rate, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations and non-GAAP diluted net earnings per share from discontinued operations can also have a material impact on the equivalent GAAP earnings measures and cash flows.

•
Hewlett Packard Enterprise may not be able to immediately liquidate the short-term and long-term investments included in gross cash, which may limit the usefulness of gross cash as a liquidity measure.

•
Other companies may calculate revenue on a constant currency basis, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations and non-GAAP diluted net earnings per share from discontinued operations differently than Hewlett Packard Enterprise does, limiting the usefulness of those measures for comparative purposes.

Compensation for limitations associated with use of non-GAAP financial measures

Hewlett Packard Enterprise compensates for the limitations on its use of non-GAAP financial measures by relying primarily on its GAAP results and using non-GAAP financial measures only as supplement. Hewlett Packard Enterprise also provides a reconciliation of each non-GAAP financial measure to its most directly comparable GAAP measure within this revised financial report and in other written materials that include these non-GAAP financial measures, and Hewlett Packard Enterprise encourages investors to review carefully those reconciliations.

Usefulness of non-GAAP financial measures to investors

Hewlett Packard Enterprise believes that providing revenue on a constant currency basis, non-GAAP operating expenses, non-GAAP operating profit, non-GAAP operating margin, non-GAAP income tax rate, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations, adjusted non-GAAP diluted net earnings per share and non-GAAP diluted net earnings per share from discontinued operations, gross cash, free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash financial measures to investors in addition to the related GAAP measures provides investors with greater transparency to the information used by Hewlett Packard Enterprise’s management in its financial and operational decision making and allows investors to see Hewlett Packard Enterprise’s results “through the eyes” of management. Hewlett Packard Enterprise further believes that providing this information better enables Hewlett Packard Enterprise’s investors to understand Hewlett Packard Enterprise’s operating performance and to evaluate the efficacy of the methodology and information used by Hewlett Packard Enterprise’s management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures also facilitates comparisons of Hewlett Packard Enterprise’s operating performance with the performance of other companies in Hewlett Packard Enterprise’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.